UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2016

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)	07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 27, 2016, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing that the U.S. Department of Education (“DOE”) has completed their review of the Company’s audited financial statements for the fiscal year-ending December 31, 2015.  As a result of the Company’s improved financial strength and compliance within the DOE guidelines, the Company will no longer be required to comply with the Zone Alternative restrictions, including heightened cash monitoring, imposed on them by the DOE in 2014.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Lincoln Educational Services Corporation on September 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: September 27, 2016
	By:	/s/ Brian K. Meyers
		Name:	Brian K. Meyers
		Title:	Executive Vice President, Chief Financial Office and Treasurer